Summary of Significant Accounting Policies - Rollforward of Allowance for Doubtful Accounts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Rollforward of allowance for doubtful accounts
Beginning Balance	$ 2,413	$ 1,864	$ 1,441
Additions charged to expense	(274)	900	751
Deductions (write-offs, net of recoveries)	(405)	(351)	(328)
Ending Balance	$ 1,734	$ 2,413	$ 1,864